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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K



                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 16, 1996

                          CALIFORNIA INDEPENDENT BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       CALIFORNIA                 0-26552                  68-0349947
(STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                        IDENTIFICATION NO.)



             1005 STAFFORD WAY, YUBA CITY, CALIFORNIA 95991
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 916-674-4444



- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

      A. SIGNING OF A DEFINITIVE AGREEMENT

         ON SEPTEMBER 16, 1996, FEATHER RIVER STATE BANK, THE BANKING SUBSIDIARY OF CALIFORNIA INDEPENDENT BANCORP, ANNOUNCED THE SIGNING OF A DEFINITIVE AGREEMENT WHEREBY FEATHER RIVER STATE BANK WILL ACQUIRE EPI LEASING COMPANY OF CITRUS HEIGHTS, CALIFORNIA.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) FINANCIAL STATEMENT OF BUSINESS ACQUIRED, NOT APPLICABLE.

      (b) PRO FORMA FINANCIAL INFORMATION, NOT APPLICABLE.

      (c) EXHIBITS. SEE INDEX TO EXHIBITS ON PAGE 4.







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                                   SIGNATURES



PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                       CALIFORNIA INDEPENDENT BANCORP
                                       ------------------------------
                                                 (COMPANY)



DATED: SEPTEMBER 17, 1996              BY:  /s/  ANNETTE BERTOLINI
                                          ----------------------------
                                          ANNETTE BERTOLINI
                                          SENIOR VICE PRESIDENT
                                          AND CHIEF FINANCIAL OFFICER









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                                INDEX TO EXHIBITS


EXHIBIT                                                SEQUENTIALLY
NUMBER                  EXHIBIT                        NUMBERED PAGE
- -------                 -------                        -------------

 4.1                    PRESS RELEASE                        5










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